Exhibit 99.1

                                  Certification
                       Pursuant To 18 U.S.C. Section 1350,
                             As Adopted Pursuant To
                  Section 906 of The Sarbanes-Oxley Act of 2002

     In connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") by Intervest Bancshares Corporation (the "Company"), the undersigned, as the principal executive and principal financial officer of the Company, hereby certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lowell S. Dansker
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Lowell S. Dansker, President and Treasurer
(Principal Executive and Financial Officer)
February 26, 2003